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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY
Investment Company Act file number 811-22043
Invesco Van Kampen Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 11/30/11

Item 1. Schedule of Investments.

Invesco Van Kampen Dynamic Credit
Opportunities Fund
Quarterly Schedule of Portfolio Holdings
November 30, 2011

invesco.com/us	VK-CE-DCO-QTR-1 11/11	Invesco Advisers, Inc.

Schedule of Investments
November 30, 2011
(Unaudited)

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Variable Rate Senior Loan Interests–98.71%(a)(b)

Aerospace & Defense–1.74%

ARINC Inc., Second Lien Term Loan (Acquired 01/10/11; Cost $2,209,649)	6.26%	10/25/15	$2,268	$2,231,238

AVIO S.p.A. (Italy),
Term Loan B	2.17%	12/13/14	1,018	939,562

Term Loan C	3.05%	12/13/15	919	852,331

DynCorp International Inc., Term Loan B	6.25%	07/07/16	2,267	2,229,937

IAP Worldwide Services, Inc., PIK First Lien Term Loan (c)	9.25%	12/28/12	5,546	5,185,206

SI Organization, Inc., Term Loan B	4.50%	11/22/16	754	727,929

SRA International, Inc., Term Loan B	6.50%	07/20/18	1,874	1,739,318

Wyle Services Corp., Term Loan B	5.75%	03/27/17	1,379	1,348,892

				15,254,413

Air Transport–0.40%

Delta Air Lines, Inc.,
Term Loan B	4.25%	03/07/16	3,138	2,965,144

Term Loan B	5.50%	04/20/17	510	489,508

				3,454,652

Automotive–1.94%

Autoparts Holdings Ltd., First Lien Term Loan	6.50%	07/28/17	1,186	1,189,221

Federal-Mogul Corp.,
Term Loan B	2.19%	12/29/14	2,480	2,685,509

Term Loan C	2.19%	12/28/15	1,935	1,411,798

Hertz Corp., LOC	3.75%	03/09/18	849	798,730

KAR Auction Services, Inc., Term Loan B	5.00%	05/19/17	4,984	4,940,386

Key Safety Systems, Inc., First Lien Term Loan	2.51%	03/08/14	1,538	1,430,407

Revolving Credit Agreement (d)	2.45%	03/08/13	1,878	1,687,366

Metaldyne Co., LLC, Term Loan B	5.25%	05/18/17	1,013	1,003,120

Veyance Technologies, Inc., Delayed Draw Term Loan	2.80%	07/31/14	251	231,429

Term Loan	2.80%	07/31/14	1,749	1,615,799

				16,993,765

Beverage and Tobacco–1.06%

Dsw Holdings, Inc. Term Loan	4.25%	03/02/12	10,000	9,250,000

Building & Development–3.97%

Axia Acquisition Corp., PIK Second Lien Term Loan A (Acquired 09/05/08-09/30/11; Cost $1,549,502) (c)	11.00%	03/11/16	181	140,279

Second Lien Term Loan B (Acquired 05/30/08; Cost $2,896,225)	5.00%	03/12/16	324	251,003

Building Materials Holding Corp., PIK Second Lien Term Loan (Acquired 07/31/07-10/31/11; Cost $1,423,709) (c)	8.00%	01/05/15	980	872,619

Capital Automotive L.P., Term Loan B	5.00%	03/10/17	4,938	4,829,636

CB Richard Ellis Services, Inc., Term Loan D	3.75%	09/04/19	2,069	2,022,008

Champion OPCO, LLC, PIK Term Loan (c)	10.50%	12/31/13	777	656,704

Custom Building Products, Inc., Term Loan B	5.75%	03/19/15	582	565,936

El Ad IDB Las Vegas, LLC Tranche A2 Term Loan, (Acquired 08/30/07; Cost $2,000,000)	4.25%	08/09/12	2,000	950,000

Ginn-LA CS Borrower, LLC, First Lien Term Loan (Acquired 07/10/07; Cost $2,031,591) (e)	6.20%	06/08/11	2,032	157,448

First Lien Term Loan A (Acquired 07/12/07; Cost $947,731) (e)	7.75%	06/08/11	948	73,449

Kyle Acquisition Group, LLC, Term Loan B (Acquired 07/31/07-01/28/08; Cost $2,315,629) (e)	5.75%	07/20/09	2,382	178,682

Term Loan C (Acquired 03/30/10-01/28/08; Cost $2,515,214) (e)	4.00%	07/20/11	2,618	196,318

Lake at Las Vegas Joint Venture, LLC,
See accompanying notes which are an integral part of this schedule.
          Invesco Van Kampen Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)	Value

Building & Development–(continued)

PIK Exit Revolving Credit Agreement (Acquired 07/15/10-11/23/11; Cost $498,483) (c)(d)	12.11%	12/31/12		$498	$493,498

Term Loan (d)	5.00%	04/30/12		128	127,642

NLV Holdings, LLC, Second Lien Term Loan (Acquired 08/06/07-10/29/10; Cost $1,656,609) (e)(f)	5.25%	05/09/12		1,660	12,531

Nortek, Inc., Term Loan	5.25%	04/26/17		948	927,855

Realogy Corp., Extended LOC	4.44%	10/10/16		682	609,182

Extended Term Loan	4.69%	10/10/16		22,407	20,005,682

LOC	3.20%	10/10/13		827	770,914

Rhodes Homes, PIK Term Loan (Acquired 07/09/07-09/30/11; Cost $1,611,373) (c)	5.37%	03/31/16		415	332,062

Tamarack Resorts, LLC, Credit Lined Note A (Acquired 07/09/07; Cost $1,007,557) (e)	8.05%	05/19/11		1,008	35,264

Term Loan (Acquired 11/03/08-05/01/09; Cost $208,607) (e)	20.25%	07/02/09		209	188,007

Term Loan B (Acquired 07/09/07; Cost $1,475,639) (e)	7.50%	05/19/11		1,489	52,103

WCI Communities, Inc., PIK Term Loan (c)	10.03%	09/02/16		310	298,317

					34,747,139

Business Equipment & Services–7.90%

Affinion Group, Inc., Term Loan B	5.00%	10/10/16		2,082	1,908,552

Asurion Corp., First Lien Term Loan	5.50%	05/24/18		5,998	5,810,787

Second Lien Term Loan	9.00%	05/24/19		11,396	11,016,347

Bright Horizons Family Solutions, Inc., Revolving Credit Agreement (d)	0.94%	05/28/14		248	236,525

Term Loan B	4.26%	05/28/15		1,141	1,123,732

Brock Holdings III, Inc., Term Loan B	6.00%	03/16/17		2,473	2,384,146

Charterhouse Inuit (New Luxco) S.a.r.l. (Germany), Second Lien Term Loan	5.52%	05/16/16	EUR	4,000	4,815,819

Emdeon, Inc., Term Loan B	6.75%	11/02/18		3,377	3,395,182

First Data Corp., Delayed Draw Term Loan (Acquired 01/20/11; Cost $1,732,113)	3.01%	09/24/14		1,826	1,656,661

Extended Term Loan B	4.26%	03/23/18		1,563	1,311,891

Term Loan B1	3.01%	09/24/14		5,212	4,636,143

Term Loan B2	3.01%	09/24/14		7,599	6,759,069

Term Loan B3	3.01%	09/24/14		846	752,064

FS Funding A/S (Denmark), Facility D	5.78%	06/30/15	EUR	2,000	2,479,730

Hillman Group, Inc., Term Loan B	5.00%	05/27/16		105	104,320

iPayment, Inc., Term Loan B	5.75%	05/08/17		1,672	1,645,542

Kronos, Inc., Second Lien Term Loan	6.12%	06/11/15		4,155	3,923,403

Mitchell International, Inc., Second Lien Term Loan	5.63%	03/30/15		3,654	3,419,102

NCO Financial Systems, Inc., Term Loan B	8.00%	05/15/13		4,782	4,760,978

SMG Holdings, Inc., Term Loan B (Acquired 08/06/07-12/13/07; Cost $3,733,597)	3.36%	07/27/14		3,758	3,720,065

SSI Investments II Ltd., Term Loan C	6.50%	05/26/17		213	211,566

Sungard Data Systems, Inc., Incremental Term Loan (Acquired 06/01/09; Cost $412,824)	3.75%	02/28/14		413	412,308

Term Loan B	3.98%	02/26/16		2,673	2,619,796

					69,103,728

Cable & Satellite Television–5.44%

AMC Networks Inc.,, Term Loan B	4.00%	12/31/18		453	451,362

BBHI Acquisition LLC, Term Loan B	4.50%	12/14/17		823	807,563

Completel Europe N.V. (Netherlands), PIK Term Loan B (c)	5.47%	08/28/15	EUR	10,018	12,250,267

Cequel Communications, LLC, Term Loan	2.25%	11/05/13		3,491	3,450,629

See accompanying notes which are an integral part of this schedule.
          Invesco Van Kampen Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)	Value

Cable & Satellite Television–(continued)

Charter Communications Operating, LLC, Extended Term Loan	3.62%	09/06/16		$3	$2,774

Mediacom Illinois, LLC, Term Loan E	4.50%	10/23/17		486	473,645

Mediacom Iowa, LLC, Term Loan F	4.50%	10/23/17		887	866,126

NDS Finance Ltd. Term Loan B	4.00%	03/12/18		976	962,628

Omega I S.a r.l., (Germany)
Term Loan B1	5.57%	11/23/15	EUR	3,935	3,899,197

Term Loan C1	6.07%	11/21/16	EUR	3,935	3,925,632

Term Loan C2	6.07%	11/22/16	EUR	4,019	4,009,495

UPC Broadband Holdings, B.V. (Netherlands), Term Loan U	5.37%	12/29/17	EUR	1,000	1,265,926

UPC Financing Partnership, Facility AB	4.75%	12/29/17		792	778,372

Yankee Cable Acquisition, LLC, Term Loan B1	6.50%	08/26/16		4,790	4,724,420

YPSO Holding SA, (France)
PIK Extended Acquisition C (c)	5.56%	12/29/17	EUR	298	327,861

PIK Extended Term Loan C (c)	5.56%	12/29/17	EUR	5,456	5,999,570

PIK Facility C Acquisition (c)	5.56%	12/31/15	EUR	1,913	2,117,077

PIK Facility C Recap (c)	5.56%	12/31/15	EUR	1,170	1,294,974

					47,607,518

Chemicals & Plastics–3.97%

Aster Zweite Beteiligungs GMBG (Germany), Extended Term Loan B5	4.80%	12/31/14		3,000	2,628,000

Houghton International, Inc., Term Loan B	6.75%	01/29/16		2,945	2,940,375

Ineos Holdings Ltd., (United Kingdom)
Term Loan B1	7.50%	12/16/13	EUR	4,609	6,182,699

Term Loan C1	8.00%	12/16/14	EUR	5,165	6,963,981

Term Loan D	9.00%	06/16/15	EUR	2,000	2,400,022

Metokote Corp., Term Loan Refinance	9.00%	11/27/13		3,601	3,587,126

Momentive Specialty Chemicals, Inc.,
Extended Term Loan C4	4.19%	05/05/15		1,386	1,317,058

Extended Term Loan C5	4.00%	05/05/15		4,802	4,581,896

OM Group, Inc., Term Loan B	5.75%	08/02/17		1,212	1,203,169

OMNOVA Solutions, Inc., Term Loan B	5.75%	05/31/17		249	245,054

Phillips Plastics Corp., Term Loan	7.25%	02/10/17		723	717,683

Potters Holdings II, L.P., First Lien Term Loan	6.00%	05/05/17		469	466,486

PQ Corp., Term Loan B	3.64%	07/30/14		1,528	1,439,908

					34,673,457

Clothing & Textiles–0.56%

Levi Strauss & Co., Term Loan	2.51%	03/27/14		5,000	4,875,000

Conglomerates–0.90%

Goodman Global Holdings, Inc.,
First Lien Term Loan	5.75%	10/28/16		4,220	4,223,340

Second Lien Term Loan	9.00%	10/30/17		274	275,782

RGIS Holdings, LLC,
Delayed Draw Term Loan (Acquired 09/12/07-04/02/08; Cost $159,415)	2.87%	04/30/14		167	161,180

Term Loan B (Acquired 08/20/07-04/02/08; Cost $3,178,514)	2.87%	04/30/14		3,349	3,223,594

					7,883,896

Containers & Glass Products–3.56%

Anchor Glass Container Corp.,
First Lien Term Loan	6.00%	03/02/16		2,398	2,389,745

Second Lien Term Loan	10.00%	09/02/16		1,350	1,345,498

Berlin Packaging, LLC, Second Lien Term Loan	6.78%	08/17/15		3,000	2,887,500

Term Loan	3.34%	08/17/14		5,777	5,546,316

Exopack, LLC, Term Loan	6.50%	05/31/17		3,428	3,320,488

Ranpak Corp., Term Loan	4.75%	04/20/17		431	417,033

Reynolds Group Holdings Inc.,
Term Loan B	6.50%	02/09/18		553	545,276
See accompanying notes which are an integral part of this schedule.
          Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Containers & Glass Products–(continued)

Term Loan C	6.50%	08/09/18	$14,886	$14,673,487

				31,125,343

Cosmetics & Toiletries–1.21%

Huish Detergents, Inc.,
Term Loan B	2.26%	04/25/14	1,912	1,711,566

Incremental Second Lien Term Loan	4.51%	10/26/14	1,250	1,006,250

KIK Custom Products, Inc.,
Canadian Term Loan	2.50%	06/02/14	195	166,365

First Lien Term Loan	2.50%	06/02/14	1,139	970,461

Second Lien Term Loan	5.25%	11/28/14	7,000	4,340,000

Marietta Intermediate Holding Corp., PIK Term Loan B (Acquired 07/13/07-02/07/11; Cost $5,222,528) (c)	7.00%	02/19/15	1,194	1,086,178

Revlon Consumer Products Corp., Term Loan B	4.75%	11/17/17	1,300	1,289,831

				10,570,651

Drugs–1.39%

Capsugel Holding US, Inc., Term Loan	5.25%	08/01/18	1,916	1,919,092

Grifols Inc., Term Loan B	6.00%	06/01/17	4,905	4,904,440

Harlan Sprague Dawley, Inc., Term Loan B	3.89%	07/11/14	2,129	1,815,809

Medpace Intermediateco. Inc., Term Loan (Acquired 06/21/11; Cost $1,883,334)	6.50%	06/16/17	1,910	1,833,660

Quintiles Transnational Corp., Term Loan B	5.00%	06/08/18	998	973,809

Warner Chilcott Co., LLC,
Term Loan B1	4.25%	03/15/18	342	337,533

Term Loan B2	4.25%	03/15/18	171	168,767

Warner Chilcott Co., LLC., Term Loan B3	4.25%	03/15/18	235	232,054

				12,185,164

Ecological Services & Equipment–1.79%

ServiceMaster Co.,
Delayed Draw Term Loan	2.76%	07/24/14	1,721	1,637,384

LOC	2.84%	07/24/14	2,802	2,577,784

Term Loan	2.77%	07/24/14	6,224	5,921,400

Synagro Technologies, Inc., Second Lien Term Loan	5.00%	10/02/14	6,850	5,473,150

				15,609,718

Electronics & Electrical–2.71%

Aeroflex Inc., Term Loan B	4.25%	05/09/18	1,400	1,335,250

Bentley Systems, Inc., Term Loan B	5.75%	02/10/17	673	669,461

Blackboard, Inc., First Lien Term Loan	7.50%	10/04/18	3,986	3,806,311

CommScope, Inc., Term Loan B	5.00%	01/14/18	1,822	1,817,368

Datatel, Inc.,
Extended First Lien Term Loan	5.00%	02/20/17	595	588,745

Extended Second Lien Term Loan	8.75%	02/19/18	3,268	3,265,376

DEI Sales, Inc., Term Loan B	7.00%	07/13/17	1,512	1,486,925

DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	1,988	1,985,866

Freescale Semiconductor, Inc., Extended Term Loan B	4.50%	12/01/16	1,000	948,750

Microsemi Corp., Term Loan B	5.75%	02/02/18	1,042	1,043,943

Open Solutions, Inc., Term Loan B	2.55%	01/23/14	5,699	4,905,049

Spectrum Brands, Inc., Term Loan B	5.00%	06/17/16	1,843	1,843,511

				23,696,555

Equipment Leasing–0.17%

BakerCorp International, Inc., Term Loan B	5.00%	06/01/18	1,518	1,505,927

Farming & Agriculture–0.23%

Wm. Bolthouse Farms, Inc.,
See accompanying notes which are an integral part of this schedule.
          Invesco Van Kampen Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)	Value

Farming & Agriculture–(continued)

First Lien Term Loan	5.50%	02/11/16		$929	$927,513

Second Lien Term Loan	9.50%	08/11/16		1,091	1,085,455

					2,012,968

Financial Intermediaries–1.52%

Nuveen Investments, Inc., Extended Term Loan	5.90%	05/12/17		6,957	6,622,838

RJO Holdings Corp.,
FCM Term Loan	6.26%	12/10/15		74	66,090

HoldCo Term Loan B	7.01%	12/10/15		3,472	2,603,902

Transfirst Holdings, Inc.,
PIK Second Lien Term Loan (c)	6.26%	06/15/15		1,532	1,351,187

Term Loan B	3.01%	06/15/14		2,872	2,640,690

					13,284,707

Food & Drug Retailers–2.79%

Alliance Boots Holdings Ltd., (United Kingdom)
Second Lien Term Loan	4.88%	07/05/16	GBP	4,800	6,635,094

Second Lien Term Loan	5.16%	07/11/16	EUR	1,668	2,000,142

Rite Aid Corp.,
Term Loan 5	4.50%	03/02/18		5,185	4,912,795

Term Loan B	2.01%	06/04/14		4,012	3,795,924

Roundy’s Supermarkets, Inc., Extended Term Loan	7.00%	11/03/13		3,483	3,461,722

Supervalu Inc., Term Loan B3	4.50%	04/28/18		3,664	3,557,571

					24,363,248

Food Products–2.67%

Advantage Sales & Marketing, Inc.,
Second Lien Term Loan	9.25%	06/18/18		527	504,987

Term Loan B	5.25%	12/18/17		1,430	1,410,730

Bake Holdco S.A. (Luxembourg), PIK Term Loan (c)	9.23%	09/08/16	EUR	803	13,483

Cucina Acquisition Ltd. (United Kingdom),
Term Loan B	3.49%	09/14/15	GBP	1,500	1,804,243

Term Loan C	3.99%	09/12/16	GBP	1,500	1,816,010

Dean Foods Co., Extended Term Loan B2	3.53%	04/02/17		685	671,427

Farley’s & Sathers Candy Co., Inc., Term Loan	6.50%	03/30/18		2,347	2,305,676

Foodvest Ltd., (United Kingdom)
Term Loan B1	5.33%	09/23/15	EUR	465	565,492

Term Loan C2	6.08%	09/23/16	EUR	2,811	3,438,119

JBS USA Holdings Inc., Term Loan B	4.25%	05/25/18		1,496	1,470,066

Pierre Foods, Inc.,
First Lien Term Loan	7.00%	09/30/16		4,217	4,204,458

Second Lien Term Loan	11.25%	09/29/17		930	928,681

Pinnacle Foods Holdings Corp., Term Loan D	6.00%	04/02/14		4,169	4,185,494

					23,318,866

Food Service–0.58%

Darling International, Inc., Term Loan	5.75%	12/16/16		125	125,910

OSI Restaurant Partners, LLC, Revolving Credit Agreement	0.80%	06/14/13		1,639	1,563,406

Term Loan B	2.58%	06/14/14		3,547	3,383,605

					5,072,921

Forest Products–0.91%

Ainsworth Lumber Co, Ltd., Term Loan	5.31%	06/26/14		3,200	2,702,016

Cenveo Corp., Term Loan B	6.25%	12/21/16		4,532	4,477,882

Verso Paper Holdings LLC, PIK Term Loan (Acquired 06/13/08-11/03/11; Cost $444,950) (c)	6.83%	02/01/13		465	244,298

See accompanying notes which are an integral part of this schedule.
          Invesco Van Kampen Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)	Value

Forest Products–(continued)

Xerium Technologies, Inc., Term Loan B	5.50%	05/22/17		$533	$530,214

					7,954,410

Healthcare–5.20%

Alere, Inc., Term Loan B	4.50%	06/30/17		2,500	2,448,212

Biomet, Inc., Term Loan B	3.47%	03/25/15		748	723,894

CareStream Health, Inc., Term Loan B	5.00%	02/25/17		8,353	7,429,916

Community Health Systems, Inc., Extended Term Loan B	3.95%	01/25/17		2,335	2,263,802

DJO Finance LLC, Term Loan B	3.26%	05/20/14		1,995	1,930,925

Drumm Investors, LLC, Term Loan	5.00%	05/04/18		2,735	2,382,588

Genoa Healthcare Group, LLC, Second Lien Term Loan (Acquired 06/08/11; Cost $1,054,842)	11.50%	02/10/13		1,091	790,969

Gentiva Health Services, Inc., Term Loan B	4.75%	08/17/16		1,140	1,004,721

HCA, Inc.,
Extended Term Loan A2	2.87%	05/01/16		1,481	1,402,178

Extended Term Loan B3	3.62%	05/01/18		500	474,723

HCR Healthcare, LLC, Term Loan	5.00%	04/06/18		685	615,359

Kindred Healthcare, Inc., Term Loan	5.25%	06/01/18		2,895	2,688,463

Kinetic Concepts, Inc.,
Euro Term Loan	7.07%	05/04/18	EUR	5,000	6,716,818

Term Loan B	7.00%	05/04/18		4,280	4,310,050

Sun Healthcare Group Inc., Term Loan B	7.50%	10/15/16		1,320	999,699

Surgery Center Holdings, Inc., Term Loan B	6.50%	02/06/17		1,169	1,110,680

Surgical Care Affiliates, Inc., Extended Term Loan (Acquired 06/30/11; Cost $5,470,324)	4.37%	12/29/17		5,767	5,219,380

TriZetto Group, Inc., Term Loan B	4.75%	05/02/18		1,127	1,106,533

United Surgical Partners, International, Inc., Term Loan B	2.26%	04/18/14		587	571,181

Vitalia Holdco S.a.r.l. (Switzerland), Second Lien Term Loan	10.11%	01/28/19	EUR	1,000	1,289,952

					45,480,043

Home Furnishings–1.50%

Hunter Fan Co.,
Second Lien Term Loan	7.01%	10/16/14		6,789	5,550,395

Term Loan	2.76%	04/16/14		1,417	1,303,318

Mattress Holdings Corp., Term Loan B	2.62%	01/17/14		2,006	1,923,497

National Bedding Co., LLC, Second Lien Term Loan (Acquired 07/10/10-12/15/10; Cost $3,451,233)	5.50%	02/28/14		3,458	3,379,885

Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17		985	955,305

					13,112,400

Industrial Equipment–0.83%

Husky Injection Molding Systems Ltd., Term Loan B	6.50%	06/30/18		1,428	1,419,266

Mold-Masters Luxembourg Holdings S. A., Mold Masters Term Loan	3.94%	10/10/14		3,532	3,419,361

Terex Corp., Term Loan B	5.50%	04/28/17		1,707	1,709,069

Unifrax Corp., Term Loan	7.00%	11/28/18		687	688,327

					7,236,023

Insurance–0.89%

Alliant Holdings I, Inc., Term Loan D	6.75%	08/21/14		1,024	1,024,149

C.G. JCF Corp., Term Loan	3.26%	08/01/14		529	515,667

HMSC Corp., Second Lien Term Loan	5.76%	10/03/14		1,750	1,028,125

Sedgwick CMS Holdings, Inc.,
Second Lien Term Loan	9.00%	05/26/17		1,600	1,584,000

Term Loan	5.00%	12/30/16		1,644	1,629,130

USI Holdings Corp., Incremental Term Loan	7.00%	05/05/14		1,960	1,964,900

					7,745,971

Leisure Goods, Activities & Movies–2.32%

24 Hour Fitness Worldwide, Inc., Term Loan	7.50%	04/22/16		3,801	3,664,159

See accompanying notes which are an integral part of this schedule.
          Invesco Van Kampen Dynamic Credit Opportunities Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)		Value

Leisure Goods, Activities & Movies–(continued)

Alpha D2 Ltd., (United Kingdom)
Second Lien Term Loan	3.90%	06/30/14		$6,624	$6,104,631

Term Loan B2	2.53%	12/31/13		2,244	2,128,083

Term Loan B	2.53%	12/31/13		754	715,470

Fender Musical Instruments Corp.,
Delayed Draw Term Loan	2.51%	06/09/14		571	528,146

Term Loan B	2.51%	06/09/14		1,130	1,045,351

IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16		554	544,389

Sabre, Inc., Term Loan B	2.31%	09/30/14		4,545	3,766,979

Vue Entertainment Investment Ltd. (United Kingdom), Term Loan B	6.12%	12/21/17	GBP	1,375	1,755,207

					20,252,415

Lodging & Casinos–9.33%

Boyd Gaming Corp.,
Extended Revolving Credit Agreement (k)	—	12/17/15		2,405	2,140,446

Revolving Credit Agreement	6.00%	12/17/15		1,107	1,097,247

Term Loan	3.76%	12/17/15		2,443	2,309,364

Caesars Entertainment Operating Co.,
Incremental Term Loan B4	9.50%	10/31/16		491	486,583

Term Loan B1	3.42%	01/28/15		8,979	7,702,329

Term Loan B3	3.42%	01/28/15		16,680	14,308,318

Term Loan B2	3.36%	01/28/15		2,938	2,519,832

Cannery Casino Resorts, LLC,
Delayed Draw Term Loan	4.51%	05/20/13		2,314	2,124,321

Second Lien Term Loan	4.51%	05/16/14		2,500	2,200,000

Term Loan B	4.51%	05/17/13		2,798	2,568,576

CCM Merger, Inc., Term Loan B	7.00%	03/01/17		1,529	1,523,044

Chester Downs & Marina LLC,
Incremental Term Loan	12.38%	07/29/16		181	181,751

Term Loan	12.38%	07/29/16		4,144	4,164,294

Full Moon Holdco 3 Ltd. (United Kingdom),
Tranche B Term Loan	4.61%	09/05/14	GBP	7,110	9,174,892

Tranche C Term Loan	5.24%	09/04/15	GBP	7,110	9,230,666

Golden Nugget, Inc.,
PIK New Delayed Draw Term Loan (c)	3.26%	06/30/14		361	291,690

PIK Term Loan B (c)	3.26%	06/30/14		633	512,422

Las Vegas Sands LLC, Extended Delayed Draw Term Loan 2	2.84%	11/23/15		160	153,624

Magnolia Hill, LLC,
Delayed Draw Term Loan (Acquired 11/04/08-11/12/08; Cost $1,050,390)	3.51%	10/30/13		1,050	919,091

Mezzanine Loan (Acquired 10/31/07; Cost $4,649,858)	14.00%	04/30/14		4,650	4,068,626

Term Loan (Acquired 10/31/07; Cost $2,989,570)	3.51%	10/30/13		2,990	2,615,874

Regency Entertainment S.A. (Greece),
PIK Term Loan B (c)(e)	3.42%	03/03/14	EUR	9,799	3,061,155

PIK Term Loan C (c)(e)	3.80%	03/02/15	EUR	9,786	3,123,067

Twin River Worldwide Holdings, Inc., Term Loan	8.50%	11/05/15		5,178	5,135,577

					81,612,789

Oil & Gas–3.33%

Abbot Group Ltd. (United Kingdom),
Term Loan B1	5.26%	03/15/16		161	123,705

Term Loan B2	5.26%	03/18/16		3,535	2,701,015

Term Loan C1	5.51%	03/15/17		57	44,173

Term Loan C2	5.51%	03/20/17		2,850	2,192,421

Term Loan C3	5.51%	03/20/17		988	760,035

Big West Oil, LLC, New Term Loan	7.00%	03/31/16		170	170,713

Buffalo Gulf Coast Terminals LLC, Term Loan B (Acquired 10/31/11; Cost $1,864,668)	7.50%	10/31/17		1,902	1,911,818

CCS Corp. (Canada), Term Loan B	3.37%	11/14/14		5,024	4,611,703

Citgo Petroleum Corp., Term Loan B	8.00%	06/24/15		704	706,382

Delek Benelux B.V. (Netherlands)
See accompanying notes which are an integral part of this schedule.
          Invesco Van Kampen Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)	Value

Oil & Gas–(continued)

Term Loan B1A	3.45%	08/10/15	EUR	721	$915,388

Term Loan B1B	3.45%	08/10/15	EUR	161	204,011

Term Loan B1C	3.45%	08/10/15	EUR	193	245,632

Term Loan C1A	4.45%	08/08/16	EUR	721	920,231

Term Loan C1B	4.62%	08/08/16	EUR	161	205,090

Term Loan C1C	4.62%	08/08/16	EUR	193	246,932

Obsidian Natural Gas Trust, Term Loan	7.00%	11/02/15		1,867	1,871,565

RAM Energy Resources, Inc., Second Lien Term Loan (Acquired 03/15/11; Cost $1,622,770)	11.00%	09/13/16		1,652	1,643,252

SemGroup Corp., Term Loan B	5.75%	06/15/18		2,916	2,908,668

Western Refining, Inc., Term Loan B	7.50%	03/15/17		3,980	4,020,266

Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14		2,764	2,750,299

					29,153,299

Publishing–4.13%

Cengage Learning Acquisitions, Inc., Term Loan	2.51%	07/03/14		2,314	1,965,666

Clarke American Corp., Term Loan B	2.78%	06/30/14		2,420	2,051,923

Gatehouse Media Operating, Inc.,
Delayed Draw Term Loan	2.26%	08/28/14		302	69,447

Term Loan B	2.26%	08/28/14		810	186,203

Knowledgepoint360 Group, LLC,
First Lien Term Loan (Acquired 01/17/08; Cost $910,329)	3.73%	04/14/14		927	847,767

Second Lien Term Loan (Acquired 10/01/07-01/17/08; Cost $1,952,049)	7.47%	04/13/15		2,000	1,600,000

Medianews Group, Term Loan	8.50%	03/19/14		1,190	1,129,858

Merrill Communications, LLC,
PIK Second Lien Term Loan (c)	13.76%	11/15/13		5,109	4,827,662

Term Loan	7.50%	12/24/12		3,856	3,726,797

Tribune Co., Term Loan B (e)(f)	5.25%	06/04/14		29,437	18,167,624

Yell Group PLC (United Kingdom), Term Loan B1	4.01%	07/31/14		5,424	1,484,838

					36,057,785

Radio & Television–9.87%

Clear Channel Communications, Inc.
Term Loan A	3.70%	07/29/14		5,016	4,326,639

Term Loan B	3.91%	01/28/16		22,326	16,721,499

CMP KC LLC, Term Loan (Acquired 03/17/08-03/15/10; Cost $1,886,637) (e)	6.25%	10/03/12		1,887	235,830

Harron Communications Corp., Term Loan B	5.25%	10/06/17		1,294	1,278,939

High Plains Broadcasting Operating Co. LLC, Term Loan	9.00%	09/14/16		612	608,036

Intelsat Jackson Holdings S.A., Term Loan B	5.25%	04/02/18		8,941	8,859,468

Lavena Holding 4 GmbH (Holdco) (Germany), Revolver	3.80%	03/06/15	EUR	12,694	12,878,426

Multicultural Radio Broadcasting, Inc., Term Loan	3.01%	12/18/12		1,349	1,202,311

Newport Television LLC, Term Loan B	9.00%	09/14/16		2,283	2,268,892

Raycom TV Broadcasting, Inc., Term Loan B	4.50%	05/31/17		3,102	2,978,257

Tyrol Acquisitions (France),
Revolving Credit Agreement (d)	3.87%	01/31/14	EUR	1,350	1,423,985

Extended Second Lien Term Loan	6.95%	07/29/16	EUR	7,130	6,841,443

Second Lien Term Loan	6.95%	07/29/16	EUR	2,960	2,840,206

Term Loan C	3.62%	01/29/16	EUR	720	798,477

Univision Communications Inc., Extended Term Loan	4.51%	03/31/17		25,612	23,027,164

					86,289,572

Retailers (except Food & Drug)–2.31%

Academy, Ltd., Term Loan	6.00%	08/03/18		2,278	2,245,828

Amscan Holdings, Inc., Term Loan B	6.75%	12/04/17		3,298	3,291,073

Claire’s Stores, Inc., Term Loan B	3.04%	05/29/14		387	333,607

Educate, Inc., Term Loan (Acquired 06/29/07; Cost $493,333)	8.52%	06/16/14		493	490,867

Guitar Center Inc., Extended Term Loan	5.62%	04/10/17		4,527	4,003,728

See accompanying notes which are an integral part of this schedule.
          Invesco Van Kampen Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)	Value

Retailers (except Food & Drug)–(continued)

J. Crew Operating Corp., New Term Loan B	4.75%	03/07/18		$5,243	$4,843,323

Michaels Stores, Inc., Term Loan B2	4.91%	07/31/16		1,790	1,748,805

Neiman Marcus Group, Inc., Term Loan	4.75%	05/16/18		413	397,924

Salsa Retail Holding Debtco 1 S.a r.l. (Germany), Term Loan B	6.50%	02/08/18	EUR	3,000	2,821,769

					20,176,924

Surface Transport–0.93%

Avis Budget Car Rental, LLC, Incremental Term Loan	6.25%	09/21/18		1,746	1,754,934

JHCI Acquisition, Inc., First Lien Term Loan	2.76%	06/19/14		2,461	2,263,709

Kenan Advantage Group, Inc., Term Loan	4.50%	06/10/16		1,727	1,716,935

Swift Transportation Co. Inc., Term Loan B	6.00%	12/21/16		2,445	2,438,347

					8,173,925

Telecommunications–6.65%

Avaya, Inc., Extended Term Loan B3	5.01%	10/26/17		645	572,238

Bultel Cable Bulgaria EAD (Bulgaria),
Extended Term Loan A	6.74%	09/30/17	EUR	2,990	1,888,301

Extended Term Loan B	7.75%	10/30/18	EUR	3,250	2,052,501

Cellular South, Inc., Term Loan B	4.50%	07/27/17		1,632	1,612,873

Fairpoint Communications, Inc., Term Loan B	6.50%	01/22/16		5,267	4,196,618

Fibernet, (Netherlands)
Term Loan B (g)	4.29%	12/20/14	EUR	980	0

Term Loan C (g)	4.60%	12/20/15	EUR	980	0

Global Tel*Link Corp., Term Loan B	5.00%	11/10/16		2,629	2,618,923

Integra Telecom Holdings Inc., Term Loan B	9.25%	04/15/15		3,147	2,778,500

Level 3 Communications, Inc.,
Term Loan A	2.65%	03/13/14		4,625	4,360,519

Term Loan B2	5.75%	09/03/18		12,240	11,903,584

Term Loan B3	5.75%	08/31/18		2,363	2,297,788

MetroPCS Wireless, Inc., Term Loan B	4.03%	03/16/18		8,924	8,683,123

NeuStar, Inc., Term Loan B	5.00%	11/08/18		2,647	2,652,642

PAETEC Holding Corp., Term Loan	5.75%	05/31/18		779	775,528

Securus Technologies Holdings, Inc., Term Loan	5.25%	05/31/17		1,894	1,869,947

Syniverse Technologies, Inc., Term Loan B	5.25%	12/21/17		2,201	2,201,202

Tirol Finco B.V. (Austria),
Facility Term Loan B	3.95%	10/02/15	EUR	1,012	1,180,934

Facility Term Loan C	4.45%	10/03/16	EUR	988	1,160,385

TowerCo Finance ,LLC, Term Loan B	5.25%	02/02/17		681	682,032

U.S. TelePacific Corp., Term Loan B	5.75%	02/23/17		1,147	1,090,924

Wind Telecomunicazioni SpA (Italy), Term Loan B1	5.00%	11/27/17	EUR	3,000	3,557,444

					58,136,006

Utilities–4.01%

Bicent Power, LLC, Second Lien Term Loan	4.37%	12/31/14		5,000	141,050

BRSP, LLC, Term Loan B	7.50%	06/04/14		4,287	4,286,552

Calpine Corp., Term Loan	4.50%	04/02/18		2,464	2,396,922

FirstLight Power Resources, Inc., Second Lien Term Loan	4.81%	05/01/14		2,900	2,646,250

Great Point Power, Term Loan B1	4.25%	03/10/17		329	322,420

Mach Gen, LLC, LOC	2.37%	02/22/13		187	169,943

Primary Energy Operations LLC, Term Loan	6.50%	10/23/14		2,411	2,362,553

Star West Generation LLC, Term Loan B	6.00%	05/14/18		6,139	5,985,542

Texas Competitive Electric Holdings Co., LLC,
Extended Term Loan	4.75%	10/10/17		367	240,797

Non-Extended Term Loan	3.76%	10/10/14		14,944	10,909,224

TPF Generation Holdings LLC, Second Lien Term Loan C	4.62%	12/15/14		6,000	5,630,010

					35,091,263

					863,062,461

See accompanying notes which are an integral part of this schedule.
          Invesco Van Kampen Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)	Value

Notes—20.71%

Airlines—0.08%

Continental Airlines, Inc.	6.75%	09/15/15		$650	$651,625

Building & Development—0.03%

Realogy Corp.	7.88%	02/15/19		336	283,920

Cable & Satellite Television—2.11%

AMC Networks, Inc.	7.75%	07/15/17		231	243,705

CCO Holdings, LLC,	7.00%	01/15/19		4,237	4,295,693

Telenet Bidco N.V. (Belgium)	6.38%	11/15/20	EUR	2,000	2,526,155

UPC Broadband Holdings, B.V. (Netherlands)	9.75%	04/15/18	EUR	1,500	2,035,705

UPC Broadband Holdings, B.V. (Netherlands)	8.38%	08/15/20	EUR	2,000	2,499,281

UPC Broadband Holdings, B.V. (Netherlands)	7.25%	11/15/21		2,351	2,271,474

Ziggo Bond Co. B.V. (Netherlands) (h)	8.00%	05/15/18	EUR	3,500	4,585,375

					18,457,388

Chemicals & Plastics—0.19%

Lyondell Chemical Co.	11.00%	05/01/18		1,572	1,692,691

Containers & Glass Products—6.11%

Ardagh Glass Finance, (Ireland) (h)	7.13%	06/15/17	EUR	5,000	5,609,946

Ardagh Glass Finance, (Ireland) (h)	8.75%	02/01/20	EUR	6,000	6,973,801

Berry Plastics Holding Corp. (i)	4.22%	09/15/14		2,000	1,852,500

Berry Plastics Holding Corp. (i)	5.15%	02/15/15		6,456	6,367,230

Pregis Corp.	6.61%	04/15/13	EUR	7,550	9,942,033

Pregis Corp.	6.61%	04/15/13	EUR	9,800	12,904,890

Reynolds Group Holdings Inc. (i)	7.75%	10/15/16	EUR	2,000	2,647,088

Reynolds Group Holdings Inc.	7.88%	08/15/19		6,028	6,088,280

Reynolds Group Holdings Inc.	6.88%	02/15/21		1,043	998,672

					53,384,440

Cosmetics & Toiletries—0.96%

Ontex (Netherlands) (h)	7.50%	04/15/18	EUR	7,000	8,394,763

Financial Intermediaries—0.38%

Royal Bank of Scotland PLC (United Kingdom)	7.65%	08/29/49		5,000	3,325,000

Food Service—0.43%

Punch Taverns Finance (United Kingdom)	7.37%	06/30/22	GBP	2,982	3,731,362

Forest Products—0.52%

Verso Paper Holdings	11.50%	07/01/14		4,370	4,522,950

Healthcare—0.80%

Apria Healthcare Group, Inc.	11.25%	11/01/14		6,167	6,135,833

HCA, Inc.	6.50%	02/15/20		885	882,788

					7,018,621

Home Furnishings—0.19%

Targus Group International, Inc. PIK (c)(j)	10.00%	06/14/19		1,694	1,694,195

Leisure Goods, Activities & Movies—0.50%

Corleone Capital Ltd. (United Kingdom)	9.00%	08/01/18	GBP	3,000	4,353,699

See accompanying notes which are an integral part of this schedule.
          Invesco Van Kampen Dynamic Credit Opportunities Fund

				Principal
	Interest	Maturity		Amount
	Rate	Date		(000)	Value

Oil & Gas–1.14%

Offshore Group Investment Ltd.	11.50%	08/01/15		$2,360	$2,542,900

Seadrill Ltd.	6.50%	10/05/15		7,700	7,449,750

					9,992,650

Publishing–0.27%

Newsday, LLC (i)	6.65%	08/01/13		2,333	2,359,583

Rail Industries–1.48%

Channel Link (United Kingdom) (i)	2.35%	06/20/12	GBP	5,000	6,903,163

Channel Link (United Kingdom) (i)	3.00%	06/30/12	EUR	5,000	6,063,444

					12,966,607

Surface Transport–1.99%

Avis Budget Car Rental, LLC	7.75%	05/05/16		464	461,680

Avis Budget Car Rental, LLC	9.63%	03/15/18		820	828,200

Nobina Europe A.B. (Sweden)	9.13%	08/01/12	EUR	12,769	16,128,743

					17,418,623

Telecommunications–1.01%

Goodman Networks, Inc.	12.13%	07/01/18		3,960	3,811,500

Paetec Holding Corp.	8.88%	06/30/17		462	495,495

Paetec Holding Corp.	9.88%	12/01/18		1,845	1,974,150

Windstream Corp.	7.50%	06/01/22		2,709	2,580,323

					8,861,468

Utilities–2.52%

Calpine Corp.	7.88%	01/15/23		7,923	8,200,457

Calpine Corp.	7.25%	10/15/17		3,367	3,425,923

Calpine Corp.	7.50%	02/15/21		1,089	1,116,685

NRG Energy, Inc.	7.63%	05/15/19		9,700	9,263,500

					22,006,565

					181,116,150

Structured Products–3.46%

ACA CLO 2005-1 Ltd. (i)	5.57%	10/15/17		3,500	2,511,250

Apidos CDO Ltd. (i)	4.01%	01/20/19		631	381,566

Ares XI CLO Ltd. (i)	3.39%	10/11/21		792	514,800

Atrium CDO Corp.	9.18%	06/08/19		328	291,920

BALL Hilton (i)	2.00%	11/15/13		7,821	6,921,781

Cent CDO LTD (i)	2.59%	03/11/21		2,750	1,760,000

CET 21 spol. s r.o. (Czech Republic)	9.00%	11/01/17	EUR	5,000	6,617,720

Clear Lake CLO 2006-1A Ltd. (i)	1.80%	12/20/20		3,000	1,828,200

Columbus Nova CLO Ltd. (i)	4.06%	05/16/19		1,747	1,065,670

Flagship CLO (i)	5.09%	06/10/21		922	581,076

Halcyon Loan Investors CLO Ltd. (i)	4.02%	04/24/21		2,121	1,230,180

ING Investment Management CLO Ltd. (i)	4.07%	12/13/20		1,842	1,123,620

Madison Park Funding I Ltd. (i)	4.17%	03/22/21		3,361	2,293,672

Pacifica CDO Ltd. (i)	4.21%	08/15/21		1,538	922,800

Sierra CLO Ltd (h)(i)	3.92%	01/22/21		1,696	1,012,851

Silverado CLO Ltd. (i)	4.32%	10/16/20		2,050	1,235,125

					30,292,231

See accompanying notes which are an integral part of this schedule.
          Invesco Van Kampen Dynamic Credit Opportunities Fund

	Shares	Value

Common Stocks & Other Equity Interests–2.35%

Building & Development–0.20%

Axia Acquisition Corp. (h)	101	$251,400

Building Materials Holding Corp. (h)	512,204	554,717

Lake at Las Vegas Joint Venture, LLC Class A, (g) (h) (Acquired 07/15/10; Cost $24,140,508)	2,339	320,385

Lake at Las Vegas Joint Venture, LLC Class B, (g) (h) (Acquired 07/15/10; Cost $285,788)	28	3,806

Lake at Las Vegas Joint Venture, LLC Class C, Wts., expiring 07/15/15 (g) (h) (Acquired 07/15/10; Cost $0)	117	0

Lake at Las Vegas Joint Venture, LLC Class D, Wts., expiring 07/15/15 (g) (h) (Acquired 07/15/10; Cost $0)	161	0

Lake at Las Vegas Joint Venture, LLC Class E, Wts., expiring 07/15/15 (g) (h) (Acquired 07/15/10; Cost $0)	180	0

Lake at Las Vegas Joint Venture, LLC Class F, Wts., expiring 07/15/10 (g) (h) (Acquired 07/15/10; Cost $0)	202	0

Lake at Las Vegas Joint Venture, LLC Class G, Wts., expiring 07/15/15 (g) (h) (Acquired 07/15/10; Cost $0)	229	0

Newhall Holding Co., LLC Class A, (g) (h)	235,259	270,548

Rhodes Homes (h)	750,544	206,400

WCI Communities, Inc. (g) (h)	1,830	183,000

		1,790,256

Chemicals & Plastics–0.61%

Lyondell Chemical Co. Class A (g)	162,147	5,297,343

Conglomerates–0.06%

Euramax International, Inc. (g)(h)	1,870	514,195

Cosmetics & Toiletries–0.14%

Marietta Intermediate Holding Corp. (Acquired 07/13/07; Cost $2,591,511) (g) (h)	1,641,483	1,214,697

Marietta Intermediate Holding Corp. Wts., expiring 02/20/19 (Acquired 07/12/07; Cost $0) (g) (h)	413,194	0

		1,214,697

Financial Intermediaries–0.00%

RJO Holdings Corp. (g)(h)	2,144	21,440

RJO Holdings Corp. Class A (g)(h)	1,142	571

RJO Holdings Corp. Class B (g)(h)	3,333	1,667

		23,678

Food Products–0.00%

Bake Holdco S.A. (Luxembourg) (Acquired 12/10/10; Cost $0) (h)	591,543	0

Bake Holdco S.A. (Luxembourg) Class A (Acquired 12/10/10; Cost $0) (h)	17,626	0

Bake Holdco S.A. (Luxembourg) Class B (Acquired 12/10/10; Cost $0) (h)	5,100	0

		0

Home Furnishings–0.02%

Targus Group International, Inc. (g)(h)(j) (Acquired 12/10/09; Cost $0)	62,413	179,125

Leisure Goods, Activities & Movies–0.89%

MEGA Brands, Inc. (Canada)	30,040	258,592

Metro-Goldwyn-Mayer Inc. Class A (h)	400,602	7,478,038

		7,736,630

Lodging & Casinos–0.03%

Wembley, Inc. Class A (g) (h)	41,966	246,550

Wembley, Inc. Class B (g) (h)	5,500	22,000

		268,550

Oil & Gas–0.23%

Vitruvian Exploration LLC (h)	76,400	2,043,700

See accompanying notes which are an integral part of this schedule.
          Invesco Van Kampen Dynamic Credit Opportunities Fund

	Shares	Value

Publishing—0.17%

Affiliated Media, Inc. (g) (h)	87,369	$1,441,585

Endurance Business Media, Inc. Class A (g) (h)	4,753	47,531

SuperMedia, Inc. (g) (h)	7,080	13,877

		1,502,993

Radio & Television—0.00%

Cumulus Media, Inc. Wts., expiring 06/29/19 (g)	1,568	2,932

		20,574,099

Preferred Stock—0.01%

Financial Intermediaries—0.01%

RTS Investor Corp. (g)	649	45,423

Time Deposit—1.48%

State Street Bank & Trust Co. ($12,970,068 par, 0.01% coupon, dated 11/30/11, to be sold on 12/01/11 at $12,970,072) (Cost $12,970,068)	12,970,068	12,970,068

TOTAL INVESTMENTS—126.73% (Cost $1,280,762,368)		1,108,060,432

OTHER ASSETS LESS LIABILITIES—0.26%		2,287,240

BORROWINGS—(26.99)%		(236,000,000)

NET ASSETS—100.00%		$874,347,672

Principal amounts are denominated in U.S. dollars unless otherwise noted.
See accompanying notes which are an integral part of this schedule.
          Invesco Van Kampen Dynamic Credit Opportunities Fund

Investment Abbreviations:

CDO	— Collateralized Debt Obligation
CLO	— Collateralized Loan Obligation
EUR	— Euro
GBP	— British Pound
LOC	— Letter of Credit
PIK	— Payment in Kind
Wts.	— Warrants
Notes to Schedule of Investments:

(a)	Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)	Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.

(c)	All or a portion of this security is Payment-in-Kind.

(d)	All or a portion of this holding is subject to unfunded loan commitments. See Note 5.

(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at November 30, 2011 was $25,481,478, which represented 2.91% of the Fund’s Net Assets

(f)	The borrower has filed for protection in federal bankruptcy court.

(g)	Non-income producing securities acquired through the restructuring of senior loans.

(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2011 was $41,591,968, which represented 4.76% of the Fund’s Net Assets.

(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2011.

(j)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of November 30, 2011 was $1,873,320, which represented 0.21% of the Fund’s Net Assets. See Note 4.

(k)	This floating rate interest will settle after November 30, 2011, at which time the interest rate will be determined.
See accompanying notes which are an integral part of this schedule.
          Invesco Van Kampen Dynamic Credit Opportunities Fund

Notes to Quarterly Schedule of Portfolio Holdings
November 30, 2011
(Unaudited)
NOTE 1 – Significant Accounting Policies
A.	Security Valuations – Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
     Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
     Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Trust may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
     Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
          Invesco Van Kampen Dynamic Credit Opportunities Fund

A.	Security Valuations—(continued)
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
     Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transaction are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
     Other income is comprised preliminary of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
E.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on
          Invesco Van Kampen Dynamic Credit Opportunities Fund

E.	Foreign Currency Translations—(continued)

securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

F.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
      Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
      A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
      Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and
          Invesco Van Kampen Dynamic Credit Opportunities Fund

G.	Swap Agreements—(continued)

Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

H.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

I.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

J.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or broad of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

L.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
NOTE 2 — Additional Valuation Information
Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
          Invesco Van Kampen Dynamic Credit Opportunities Fund

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
     The following is a summary of the tiered valuation input levels, as of November 30, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
     During the nine months ended November 30, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Variable Rate Senior Loan Interests	$—	$859,121,660	$3,940,801	$863,062,461

Notes	—	179,421,954	1,694,196	181,116,150

Structured Products	—	30,292,231	—	30,292,231

Equity Securities	5,569,812	13,331,696	1,718,014	20,619,522

Time Deposits	—	12,970,068	—	12,970,068

	$5,569,812	$1,095,137,609	$7,353,011	$1,108,060,432

Foreign Currency Contracts*	—	3,219,255	—	3,219,255

Swap Agreements*	—	(701,949)	—	(701,949)

Unfunded Commitments*	—	(2,428,117)	—	(2,428,117)

Total Investments	$5,569,812	$1,095,226,798	$7,353,011	$1,108,149,621

*	Unrealized appreciation (depreciation).
NOTE 3 — Derivative Investments
The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.
Value of Derivative Instruments at Period-End
The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of November 30, 2011:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Credit risk	$572,297	$(1,274,246)

Currency risk	3,219,255	—

          Invesco Van Kampen Dynamic Credit Opportunities Fund

Effect of Derivative Instruments for the nine months ended November 30, 2011
The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

		Foreign
	Swap	Currency
	Agreements *	Contracts *

Realized Gain (Loss)
Credit risk	$(7,994,229)	$—

Currency risk	—	876,288

Change in Unrealized Appreciation (Depreciation)
Credit risk	(1,282,291)	—

Currency risk	—	4,087,684

Total	$(9,276,520)	$4,663,972

*	The average notional value of swap agreements and foreign currency contracts outstanding during the period was $152,609,442 and $298,657,102, respectively.

Open Foreign Currency Contracts
		Contract to				Notional	Unrealized
Settlement Date	Counterparty	Deliver		Receive		Value	Appreciation

12/12/11	State Street Bank	EUR	60,000,000	USD	81,868,800	$80,630,032	$1,238,768

12/12/11	Mellon Bank	EUR	69,710,435	USD	95,083,988	93,679,244	1,404,744

12/12/11	State Street Bank	GBP	25,007,142	USD	39,805,868	39,230,125	575,743

							$3,219,255

Currency Abbreviations:

EUR — Euro

GBP — British Pound Sterling

USD — U.S. Dollar
          Invesco Van Kampen Dynamic Credit Opportunities Fund

Open Credit Default Swap Agreements

					Implied	Notional		Unrealized
		Buy/Sell	Pay/Receive	Expiration	Credit	Amount	Upfront	Appreciation
Counterparty	Reference Entity	Protection	Fixed Rate	Date	Spread(a)	(000)	Payments	(Depreciation)

Goldman Sachs International	CDX.NA.HY.9	Sell	3.750%	12/20/12	5.85%	$34,400	$1,431,000	$(731,058)

Goldman Sachs International	CDX.NA.HY.10	Sell	5.000%	06/20/13	6.33	17,400	1,128,250	(336,554)

Goldman Sachs International	Gala Group Finance	Sell	4.150%	03/20/13	4.04	6,718	—	8,957

Goldman Sachs International	LCDX.NA.10	Sell	3.250%	06/20/13	3.25	43,800	5,221,000	494,940

Goldman Sachs International	LCDX9	Sell	2.250%	12/20/12	2.25	36,000	2,955,000	68,400

Goldman Sachs International	Peermont Global	Sell	3.500%	09/20/12	5.50	6,718	—	(105,183)

Goldman Sachs International	Texas Competitive Electric Holdings Co. LLC	Sell	5.000%	03/20/12	11.97	5,000	112,500	(101,451)

Total Credit Default Swaps						$150,036	$10,847,750	$(701,949)

(a)	Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.
NOTE 4 — Investments in Other Affiliates
The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the nine months ended November 30, 2011.

				Change in
				Unrealized	Realized		Dividend/
	Value	Purchases at	Proceeds from	Appreciation	Gain	Value	Interest
	02/28/11	Cost	Sales	(Depreciation)	(Loss)	11/30/11	Income

Targus International Inc. — Note	$1,538,235	$—	$—	$155,960	$—	$1,694,195	$129,418

Targus International Inc. — Common Stock	179,125	—	—	—	—	179,125	—

Total	$1,717,360	$—	$—	$155,960	—	$1,873,320	$129,418

          Invesco Van Kampen Dynamic Credit Opportunities Fund

NOTE 5 — Unfunded Loan Commitments
As of November 30, 2011, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

			Unrealized
		Unfunded	Appreciation
Description	Type	commitment	(Depreciation)

Axia Acquisition Corp.	Revolver	$348,226	$(43,528)

Bright Horizons Family Solutions, Inc.	Revolver	2,752,000	(127,335)

Delta Air Lines, Inc.	Revolver	2,000,000	(128,000)

General Motors Holdings	Revolver	6,451,767	(838,730)

Graphic Packing International, Inc.	Revolver	5,000,000	(200,000)

Key Safety System, Inc.	Revolver	122,500	(12,405)

Lake at Las Vegas Joint Venture	Exit Revolver	95,277	(952)

Lake at Las Vegas Joint Venture	Term Loan	127,559	83

Surgical Care Affiliates, Inc.	Revolver	6,250,000	(937,500)

Tyrol Acquisitions	Revolver	650,000	(139,750)

		$23,797,329	$(2,428,117)

NOTE 6 — Investment Securities
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended November 30, 2011 was $1,187,694,364 and $1,226,385,118, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$14,936,392

Aggregate unrealized (depreciation) of investment securities	(206,072,394)

Net unrealized appreciation (depreciation) of investment securities	$(191,136,002)

Cost of investments for tax purposes is $1,299,196,434.
          Invesco Van Kampen Dynamic Credit Opportunities Fund

Item 2. Controls and Procedures.
(a)	As of December 15, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 15, 2011, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Dynamic Credit Opportunities Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer
Date: January 30, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer
Date: January 30, 2012

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: January 30, 2012

EXHIBIT INDEX
Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.